                                                                   EXHIBIT 10.21




                           EMPLOYEE STOCK OPTION PLAN
                        OF APACHE MEDICAL SYSTEMS, INC.

               (Amended and Restated Effective February 23, 1998)

                               TABLE OF CONTENTS


Section 1.       Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 2.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 3.       Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 4.       Common Stock Subject to Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 5.       Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 6.       Terms and Conditions of Options  . . . . . . . . . . . . . . . . . . . . . . . . .

Section 7.       Treatment of Options Upon Termination  . . . . . . . . . . . . . . . . . . . . . .

Section 8.       Adjustment Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 9.       Term of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 10.      Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 11.      General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Section 12.      Amendment or Discontinuance of the Plan  . . . . . . . . . . . . . . . . . . . . .

Section 13.      Effective Date of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                           Employee Stock Option Plan
                        of APACHE Medical Systems, Inc.

               (Amended and Restated Effective February 23, 1998)


SECTION 1.       PURPOSE.

         The purpose of the Plan, as hereinafter set forth, is to enable the Company to attract, retain and reward corporate officers, managerial and other significant employees, and non-employees (other than non-employee directors) who have an ongoing consultant or advisor relationship with the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success.

         Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options. However, Incentive Stock Options may only be granted to employees of the Company.

SECTION 2.       DEFINITIONS.

         Board:  The Board of Directors of the Company.

         Change in Control: The purchase or other acquisition by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company's assets.

         Code: The Internal Revenue Code of 1986, as amended from time to time.

         Committee: The Compensation Committee of the Board (or subcommittee thereof) or such other committee (or subcommittee thereof) as shall be appointed by the Board to administer the Plan pursuant to Section 3.
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         Common Stock:  The common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

         Company: APACHE Medical Systems, Inc., a Delaware corporation, its subsidiary or subsidiaries, and any successor thereto.

         Disabled or Disability: Permanent and total disability, as defined in Code Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant's termination of employment or, in the case of a non-employee Participant, prior to the termination of the consulting or advisor relationship between such Participant and the Company.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

         Fair Market Value: The amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the shares on the relevant date, or, if there were no sales on such date, the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

         Incentive Stock Option: An Option that is intended to qualify as an "incentive stock option" under Code Section 422.

         Nonqualified Stock Option: An Option that is not an Incentive Stock Option.

         Option: An option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

         Participant: An employee of the Company (including any employee who is a member of the Board) or any non-employee consultant or advisor to the Company whose participation in the Plan is determined by the Committee to be in the best interest of the Company.

         Plan: The Employee Stock Option Plan of APACHE Medical Systems, Inc., as amended from time to time.





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SECTION 3.       ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Committee. To the extent required to comply with the relevant provisions of Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "non-employee director," as defined in Rule 16b-3 or in any successor definition adopted by the Securities and Exchange Commission.

         (b) Authority of the Committee. The Committee shall have the authority to approve individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Option. Options may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option without such holder's consent.

         (c) Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

         (d) Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the by-laws of the Company.

SECTION 4.       COMMON STOCK SUBJECT TO PLAN.

         The aggregate shares of Common Stock that may be issued under the Plan shall not exceed 2,200,000, as adjusted in accordance with the provisions of
Section 8.

         In the event of a lapse, expiration, termination, forfeiture or cancellation of any Option granted under the Plan without the issuance of shares, the Common Stock subject to or reserved for such Option may be used again for new grants of Options hereunder; provided that in no event may the number of shares of Common Stock issued hereunder exceed the total number of shares reserved for





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
issuance. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 11(e) or withheld or surrendered in full or partial payment of the exercise price of an Option pursuant to Section 6(d) shall be added to the aggregate shares of Common Stock available for issuance.

SECTION 5.       ELIGIBILITY.

         Options may be granted under the Plan to any employee of the Company, including employees who are officers and/or members of the Board, whose participation the Committee determines is in the best interest of the Company and to any non-employee who is a consultant or advisor to the Company whose participation the Committee determines is in the best interests of the Company (collectively, "Participants"). The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Options shall be granted. The Committee shall also determine, within the limits of the express provisions of the Plan, the number of shares to be subject to each Option, the duration of each Option, the exercise price under each Option, the time or times within which (during the term of the Option) all or portions of each Option may become vested and exercisable, and whether an Option shall be an Incentive Stock Option, a Nonqualified Stock Option or a combination thereof. In making such determination, the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

         Notwithstanding the foregoing, no Incentive Stock Option shall be granted to any Participant who is not an employee of the Company and no non-employee member of the Board shall be eligible to receive any new Option grant hereunder.

SECTION 6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

         (a) Option Period. Each Option agreement shall specify the period for which the Option thereunder is granted (which, in the case of Incentive Stock Options, shall not exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period.

         (b) Exercise Price. The per share exercise price of each Option shall be determined by the Committee at the time the Option is granted, and, in the case





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of Incentive Stock Options, shall not be less than the Fair Market Value of
Common Stock on the date the Option is granted.

         (c) Vesting of Options. No part of any Option may be exercised until the Participant shall have satisfied the vesting conditions (i.e., such as remaining in the employ of the Company for a certain period of time), if any, as the Committee may specify in the applicable Option agreement. Subject to the provisions of Section 6(e), any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee.

         (d) Payment. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, (iii) through the withholding by the Company (at the election of the Participant) of shares of Common Stock having a Fair Market Value equal to the exercise price or (iv) by a combination of (i), (ii) and (iii).

         (e)     Other Rules Applicable to Incentive Stock Options.

                 (i) Grant Period. Consistent with Section 9, an Incentive Stock Option must be granted within ten years of the date this Plan is adopted (i.e., the Effective Date, as defined in Section 13) or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

                 (ii) Ten Percent Owner. If a Participant, on the date that an Incentive Stock Option is granted, owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

                 (iii) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must at all times from the date the Option is granted through a date that is no more than three months prior to the date it is exercised (or no more than one year prior to the date it is exercised, where the Participant's termination of employment is due to death or Disability) remain an employee of the Company. For this purpose, authorized leaves of absence shall not be deemed to sever the employment relationship.

                 (iv) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from





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the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

                 (v) Value of Shares. The aggregate Fair Market Value (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.


SECTION 7.       TREATMENT OF OPTIONS UPON TERMINATION.

         (a) Termination due to Disability or Death. Upon the termination of employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant by reason of Disability or death, such Participant's Options shall become or remain fully vested and shall be exercisable by such Participant (or, in the case of death, by his or her estate) for not later than the earlier of one year after the termination date or the expiration of the term of the Options.

         (b) Termination Other than For Cause. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon the termination of employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant for any reason other than for Cause (as defined in Section 7(c)), Disability or death, such Participant's Options (to the extent vested prior to such termination) may be exercised by such Participant during the six-month period (or such other period as set forth in the relevant option agreement) commencing on the date of termination, but not later than the expiration of the term of the Options. If a Participant dies during such six-month period, his or her estate may exercise the Options (to the extent such Options were vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the Options. Notwithstanding the foregoing, to retain favorable Incentive Stock Option tax treatment, Incentive Stock Options must be exercised within three months of the Participant's termination of employment.

         (c) Termination For Cause. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon termination of the employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant for Cause (as defined below), the Participant's right to exercise his or her Options shall terminate at the time notice of termination is given by the Company to such Participant or at such other time as set forth in the relevant option agreement. For purposes of this provision, substantial cause shall include:





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
                 (i) The commission of an action against or in derogation of the interests of the Company which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

                 (ii) A material breach of any material duty or obligation imposed upon the Participant by the Company;

                 (iii)    Divulging the Company's confidential information; or

                 (iv) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company so as to constitute substantial cause for termination.

SECTION 8.       ADJUSTMENT PROVISIONS.

         In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Options, and (c) the appropriate Fair Market Value and other price determinations applicable to Options. The Committee shall make all determinations under this Section 8, and all such determinations shall be conclusive and binding.

SECTION 9.       TERM OF PLAN.

         The Plan shall be deemed adopted and shall become effective on the date it is approved by the stockholders of the Company and shall continue until April 1, 2006, or, if earlier, upon termination of the Plan by the Board or until no Common Stock remains available for issuance under Section 4.

SECTION 10.      CHANGE IN CONTROL.

         Except as otherwise determined by the Committee in its sole discretion, and set forth in the relevant grant agreement, in the event of a Change in Control, all outstanding Options shall fully vest in each Participant. The Committee, in its discretion, may also provide in any Option agreement for adjustment of certain terms of such Option upon the occurrence of a Change in Control.

SECTION 11.      GENERAL PROVISIONS.

         (a) Employment. Nothing in the Plan or in any related instrument shall confer upon any employee Participant or other employee any right to continue in





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
the employ of the Company or shall affect the right of the Company to terminate the employment of any employee Participant or other employee with or without cause.

         (b) Legality of Issuance of Shares. No Common Stock shall be issued pursuant to the exercise of an Option unless and until all legal requirements applicable to such issuance have been satisfied.

         (c) Ownership of Common Stock Allocated to Plan. No Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through such Participant, shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Option, except as to shares of Common Stock, if any, as shall have been issued to such Participant or beneficiary.

         (d) Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

         (e) Withholding of Taxes. The Company may withhold, or allow a Participant to remit to the Company, any Federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to an Option. In order to satisfy all or any portion of such income tax liability, a Participant may elect to surrender Common Stock previously acquired by the Participant or to have the Company withhold Common Stock that would otherwise have been issued to the Participant pursuant to the exercise of an Option, the number of shares of such withheld or surrendered Common Stock to be sufficient to satisfy all or a portion of the income tax liability that arises upon the event giving rise to income tax liability with respect to an Option.

         (f) Transferability of Options. Except as otherwise determined by the Committee in its sole discretion, and set forth in the relevant grant agreement, Options shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution. During a Participant's lifetime, Options shall be exercisable only by the Participant or the Participant's agent, attorney-in-fact or guardian, or by a transferee permitted by the relevant grant agreement. Incentive Stock Options shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's agent, attorney-in-fact or guardian.





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SECTION 12.      AMENDMENT OR DISCONTINUANCE OF THE PLAN.

         The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 8 hereof); and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

SECTION 13.      EFFECTIVE DATE OF THE PLAN.

         The Plan as adopted by the Board and approved by stockholders was originally effective as of November 8, 1990 and amended and restated as of April 1, 1996, May 1, 1997, and December 31, 1997. The Plan was further amended and restated effective February 23, 1998 (the "Effective Date").





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                          APACHE MEDICAL SYSTEMS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT



                 This Incentive Stock Option Agreement (this "Agreement"), dated as of __________ (the "Grant Date"), is by and between APACHE Medical Systems, Inc., a Delaware corporation (the "Corporation"), and
____________________ (the "Optionee"), a key employee of the Corporation.

                 1. Grant of Option. Subject to the provisions of the APACHE Medical Systems, Inc. Employee Stock Option Plan (the "Plan") and this Agreement, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation an aggregate of _____ shares of the Corporation's common stock, par value $0.01 per share (the "Shares"), at an exercise price of ________ per Share.

                 2. Vesting and Expiration. The option rights of the Optionee will be exercisable until _____________, provided that they have vested. The Option shall vest as provided on Exhibit A hereto.

                 3. Exercise Following Termination of Employment. If the Optionee ceases to be an employee of the Corporation, the outstanding portion of the Option shall be exercisable only in accordance with the following provisions:

                          (a)     If the Optionee's employment with the
Corporation is terminated for "cause" (as defined below), the outstanding portion of the Option (to the extent vested prior to the notice of termination) shall be and remain exercisable until the first to occur of (i) the expiration date referred to in Section 2, and (ii) the expiration of three months from the date Optionee receives notice of termination. As used herein, "cause" means the Optionee's (i) commission of an action against or in derogation of the interests of the Corporation which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law; (ii) material breach of any material duty or obligation imposed upon the Optionee by the Corporation; (iii) divulging the Corporation's confidential information; or (iv) performance of any similar action that the Compensation Committee of the Board of Directors, in its sole discretion, may deem to be sufficiently injurious to the interests of the Corporation so as to constitute substantial cause for termination.

                          (b)     If the Optionee's employment with the
Corporation is terminated for any reason other than for cause, death or disability (as defined below), the outstanding portion of the Option (to the extent vested prior to such termination) shall become fully exercisable and shall remain exercisable until the first to occur of (i) the expiration date referred to in Section 2, and (ii) the expiration of the Severance Period (as defined below), provided that if the Optionee ceases to be employed by the Corporation by reason of death or disability, the period referred to in this clause (ii) shall be one year following the date the Optionee ceases to be an employee of the Corporation. If the Optionee dies during such Severance Period referred to in clause (ii), his or her estate may exercise the Option (to the extent such Option was vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the Option. As used herein, "disability" means the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. For purposes of this Section 3, "Severance Period" shall be defined as the period of time for which Optionee receives a continuation of his or her salary and Corporation-provided health insurance benefits or, in the case of Optionee's resignation that is not occasioned by a Material Change in Responsibility which for purposes of this Agreement means a material change in his or her duties or authority or by a Change in Control as defined by Section 9, six months. Notwithstanding the foregoing, to retain favorable treatment as incentive stock options (the "Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or subsequent comparable statute (the "Code"), Incentive Stock Options must be exercised within three months of the Optionee's termination of employment.

                 4. Limitation on Exercisability. Notwithstanding any other provision hereof (including, without limitation, Sections 8 and 9, the Shares that may be purchased for the first time during any calendar year pursuant to the Option, together with any other options issued to the Optionee by the Corporation intended to be Incentive Stock Options, shall not have a fair market value (determined as of the respective Grant Dates of such options) in excess of $100,000.

                 5. Exercise. The Option may be exercised by delivering to the Corporation at its principal offices a written notice, signed by a person entitled to exercise the Option, of the election to exercise the Option and stating the number of Shares to be purchased. Such notice shall be accompanied by the payment of the full exercise price of the Shares to be purchased. Upon payment in accordance with the Plan and within the time period specified by the Corporation of the amount, if any, required to be withheld for Federal, state and local tax purposes on account of the exercise of the Option, the Option shall be deemed exercised as of the date the Corporation received such notice. The Corporation may withhold, or allow the Optionee to remit to the Corporation, any Federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to the Option. In order to satisfy all or any portion of such income tax liability, the Optionee may elect to surrender Shares previously acquired by the Optionee or to have the Corporation withhold Shares that would otherwise have been issued to the Optionee pursuant to the exercise of the Option, the number of such withheld or surrendered Shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon the event giving rise to income tax liability with respect to the Option. Payment of the full exercise price shall be in the form of cash, shares of capital stock of the Corporation having a fair market value (as defined in the Plan) on the date of exercise equal to the full exercise price, or by any combination of cash and shares of such capital stock. Upon the proper exercise of the Option, subject to the other provisions of this Agreement, the Corporation shall issue in the name of the person exercising the Option, and deliver to such person, a certificate or certificates for the Shares purchased.

                 6. Nontransferability of Option. The Option shall not be transferable by the Optionee except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the Option shall not be sold, transferred except as aforesaid, assigned, pledged or otherwise encumbered or disposed of, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, assignment or other encumbrance or disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. During the lifetime of the Optionee, the Option may be exercised only by the Optionee or the Optionee's agent, attorney-in-fact or guardian. Following the death of the Optionee, the Option may be exercised by the Optionee's beneficiary or estate to the extent permitted by Section 3.

                 7. Notice of Transfer of Shares. The Optionee may not transfer or otherwise dispose of any Shares purchased upon the exercise of the Option before the expiration of (a) two years from the Grant Date or (b) one year after the exercise of the Option with respect to such Shares, whichever occurs later, without first giving written notice to the Secretary of the Corporation.

                 8. Adjustments Upon Reorganization or Changes in Capitalization. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Compensation Committee of the Board of Directors shall adjust equitably (a) the number and class of Shares or other securities that are reserved for issuance under the Option, (b) the number and class of Shares or other securities that are subject to the Option, and (c) the appropriate Fair Market Value and other price determinations applicable to the Option. The Compensation Committee of the Board of Directors shall make all determinations under this Section 8, and all such determinations shall be conclusive and binding. As used herein, "Fair Market Value" means the amount determined by the Compensation Committee of the Board of Directors from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Shares are traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or, if there were no sales on such date, the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in The Wall Street Journal or a similar publication selected by the Compensation Committee of the Board of Directors.

                 9. Acceleration of Exercisability. Notwithstanding the provisions of Section 2, the Option shall become, and until the expiration dates specified in Section 2 shall remain, exercisable as to all of the Shares
forthwith upon the occurrence of any Change in Control of the Corporation.   As
used herein, "Change in Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company's assets.

                 10.      Miscellaneous.

                          (a)     Notices.  Any notice hereunder shall be in
writing, and delivered or sent by first-class U.S. mail, postage prepaid, addressed to:

                                  (i)      if to the Corporation, at:

                                           1650 Tysons Boulevard, Suite 300
                                           McLean, Virginia  22102,  and

                                  (ii)     if to Optionee, at:

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

subject to the right of either party, by written notice hereunder, to designate at any time hereafter some other address.

                          (b)     Compliance with Law and Regulations.  The
Option and the obligation of the Corporation to sell and deliver Shares hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Notwithstanding any other provision of this Agreement, the Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law.

                          (c)     No Rights as Stockholder.  The Optionee shall
have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                          (d)     No Employment Rights.  Nothing in the Plan,
this Agreement or the grant of an Option shall confer upon the Optionee any rights to continued employment with the Corporation or shall interfere with the right of the Corporation to terminate the Optionee's employment with the Corporation.

                          (e)     Section 83(b) Election.  If the Optionee
elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year in which the Option is granted, the Optionee shall furnish to the Corporation a copy of a completed and signed election form and shall pay (or make arrangements satisfactory to the Corporation to pay) to the Corporation, within sixty (60) days after the Grant Date, any Federal, state and local taxes required to be withheld with respect to the Option.

                          (f)     Withholding.  The Corporation shall, to the
extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any Federal, state and local taxes required by law to be withheld or collected with respect to the Option.

                          (g)     Reservation of Shares; Certain Costs.  The
Corporation shall keep available sufficient authorized but unissued Shares needed to satisfy the requirements of this Agreement. The Corporation shall pay any original issue tax that may be due upon the issuance of Shares pursuant to the Option and all other costs incurred by the Corporation in issuing such Shares.

                          (h)     Employment by Affiliates.  For the purpose of
this Agreement, employment by a parent or subsidiary of, or a successor to, the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Code.

                          (i)     Plan Governs.  The Optionee hereby
acknowledges receipt of a copy of the Plan and agrees to be bound by its terms, all of which are incorporated herein by reference. The Plan shall govern in the event of any conflict between this Agreement and the Plan.

                          (j)     Choice of Law.  This Agreement shall be
construed in accordance with and be governed by the laws of the State of Delaware.

                          (k)     Counterparts.  This Agreement may be executed
in two counterparts each of which shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                             APACHE MEDICAL SYSTEMS, INC.



                                             ----------------------------------
                                             By:
                                             Title:

                                             ----------------------------------
                                                                    , Optionee

                                                                       EXHIBIT A


                                    Vesting

                          APACHE MEDICAL SYSTEMS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

         This Nonqualified Stock Option Agreement (this "Agreement"), dated as of the Grant Date set forth below, is by and between APACHE Medical Systems, Inc., a Delaware corporation (the "Corporation"), and the key employee of the Corporation identified below (the "Optionee").

         Optionee:
                                                       ------------------------

         Grant Date:

         Number of shares of Common
         Stock, par value $0.01 per share
         subject to option (the "Shares"):
                                                       ------------------------

         Exercise Price per Share:

         Vesting:                                      ------------------------

                                                       ------------------------

                                                       ------------------------

                                                       ------------------------

                                                       ------------------------

                                                       ------------------------


         Optionee's Address for Notices:               ------------------------

                                                       ------------------------

                                                       ------------------------


         Exhibit A attached hereto is incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the Grant Date.

                                                  APACHE  MEDICAL SYSTEMS, INC.


                                                  -----------------------------
                                                  By:
                                                  Title:



                                                  -----------------------------
                                                                   , Optionee

                                   EXHIBIT A
                                       TO
                          APACHE MEDICAL SYSTEMS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT


         1. Grant of Option. Subject to the provisions of the APACHE Medical Systems, Inc. Employee Stock Option Plan (the "Plan") and this Agreement, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation shares of the Corporation's common stock, par value $0.01 per share (the "Shares"). The number of Shares covered by the Option and the exercise price per Share are set forth on the cover page to this Agreement (the "Cover Page"). It is not intended that the Option will constitute an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or subsequent comparable statute (the "Code").

         2.      Vesting and Expiration.

                 (a) The Option shall become exercisable as set forth on the Cover Page.

                 (b) Notwithstanding any other provision hereof, the Option shall expire on the tenth anniversary of the Grant Date, provided that if the Optionee dies within the tenth year following the Grant Date, the Option may be exercised by the Optionee's beneficiary or estate as provided herein until the eleventh anniversary of the Grant Date.

         3. Exercise Following Termination of Employment. If the Optionee ceases to be an employee of the Corporation, the outstanding portion of the Option shall be exercisable only in accordance with the following provisions:

                 (a) If the Optionee's employment with the Corporation is terminated for "cause" (as defined below), the outstanding portion of the Option (to the extent vested prior to the notice of termination) shall be and remain exercisable until the first to occur of (i) the expiration date referred to in Section 2, and (ii) the expiration of three months from the date Optionee receives notice of termination. As used herein, "cause" means the Optionee's
(i) commission of an action against or in derogation of the interests of the Corporation which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law; (ii) material breach of any material duty or obligation imposed upon the Optionee by the Corporation; (iii) divulging the Corporation's confidential information; or (iv) performance of any similar action that the Compensation Committee of the Board of Directors, in its sole discretion, may deem to be sufficiently injurious to the interests of the Corporation so as to constitute substantial cause for termination.

                 (b) If the Optionee's employment with the Corporation is terminated for any reason other than for cause (as defined above), the unexercised portion of the Option that was vested prior to such termination shall become fully exercisable and shall remain exercisable until the first to occur of (i) the expiration dates referred to in Section 2, and (ii) the expiration of six months from the date the Optionee ceases to be an employee of the Corporation, provided that if the Optionee ceases to be employed by the Corporation by reason of death or disability, the period referred to in this clause (ii) shall be one year following the date the Optionee ceases to be an employee of the Corporation. If the Optionee dies during such six-month period referred to in clause (ii), his or her estate may exercise the Option (to the extent such Option was vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the Option. As used herein, "disability" means the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

         4. Exercise. The Option may be exercised by delivering to the Corporation at its principal offices a written notice, signed by a person entitled to exercise the Option, of the election to exercise the Option and stating the number of Shares to be purchased. Such notice shall be accompanied by the payment of the full exercise price of the Shares to be purchased. Upon payment in accordance with the Plan and within the time period specified by the Corporation of the amount, if any, required to be withheld for Federal, state and local tax purposes on account of the exercise of the Option, the Option shall be deemed exercised as of the date the Corporation received such notice. The Corporation may withhold, or allow the Optionee to remit to the Corporation, any Federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to the Option. In order to satisfy all or any portion of such income tax liability, the Optionee may elect to surrender Shares previously acquired by the Optionee or to have the Corporation withhold Shares that would otherwise have been issued to the Optionee pursuant to the exercise of the Option, the number of such withheld or surrendered Shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon the event giving rise to income tax liability with respect to the Option. Payment of the full exercise price shall be in the form of cash, shares of capital stock of the Corporation having a fair market value (as defined in the Plan) on the date of exercise equal to the full exercise price, or by any combination of cash and shares of such capital stock. Upon the proper exercise of the Option, subject to the other provisions of this Agreement, the Corporation shall issue in the name of the person exercising the Option, and deliver to such person, a certificate or certificates for the Shares purchased.

         5. Nontransferability of Option. The Option shall not be transferable by the Optionee except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the Option shall not be sold, transferred except as aforesaid, assigned, pledged or otherwise encumbered or disposed of, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, assignment or other encumbrance or disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. During the lifetime of the Optionee, the Option may be exercised only by the Optionee or the Optionee's agent, attorney-in-fact or guardian. Following the death of the Optionee, the Option may be exercised by the Optionee's beneficiary or estate to the extent permitted by Section 3.

         6. Adjustments Upon Reorganization or Changes in Capitalization. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Compensation Committee of the Board of Directors shall adjust equitably (a) the number and class of Shares or other securities that are reserved for issuance under the Option, (b) the number and class of Shares or other securities that are subject to the Option, and (c) the appropriate Fair Market Value and other price determinations applicable to the Option. The Compensation Committee of the Board of Directors shall make all determinations under this Section 6, and all such determinations shall be conclusive and binding. As used herein, "Fair Market Value" means the amount determined by the Compensation Committee of the Board of Directors from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Shares are traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or, if there were no sales on such date, the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in The Wall Street Journal or a similar publication selected by the Compensation Committee of the Board of Directors.

         7. Acceleration of Exercisability. Notwithstanding the provisions of Section 2, the Option shall become, and until the expiration dates specified in Section 2 shall remain, exercisable as to all of the Shares forthwith upon the occurrence of any Change in Control of the Corporation. As used herein, "Change in Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company's assets.

         8.      Miscellaneous.

                 (a) Notices. Any notice hereunder shall be in writing, and delivered or sent by first-class U.S. mail, postage prepaid, addressed to:

                          (i)     if to the Corporation, at:

                                  1650 Tysons Boulevard, Suite 300
                                  McLean, Virginia  22102,  and

                          (ii)    if to Optionee, at the address set
                                  forth on the Cover Page,

subject to the right of either party, by written notice hereunder, to designate at any time hereafter some other address.

                 (b) Compliance with Law and Regulations. The Option and the obligation of the Corporation to sell and deliver Shares hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Notwithstanding any other provision of this Agreement, the Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law.

                 (c) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                 (d) No Employment Rights. Nothing in the Plan, this Agreement or the grant of an Option shall confer upon the Optionee any rights to continued employment with the Corporation or shall interfere with the right of the Corporation to terminate the Optionee's employment with the Corporation.

                 (e) Section 83(b) Election. If the Optionee elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year in which the Option is granted, the Optionee shall furnish to the Corporation a copy of a completed and signed election form and shall pay (or make arrangements satisfactory to the Corporation to pay) to the Corporation, within sixty (60) days after the Grant Date, any Federal, state and local taxes required to be withheld with respect to the Option.

                 (f) Withholding. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any Federal, state and local taxes required by law to be withheld or collected with respect to the Option.

                 (g) Reservation of Shares; Certain Costs. The Corporation shall keep available sufficient authorized but unissued Shares needed to satisfy the requirements of this Agreement. The Corporation shall pay any original issue tax that may be due upon the issuance of Shares pursuant to the Option and all other costs incurred by the Corporation in issuing such Shares.

                 (h) Employment by Affiliates. For the purpose of this Agreement, employment by a parent or subsidiary of, or a successor to, the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Code.

                 (i) Plan Governs. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by its terms, all of which are incorporated herein by reference. The Plan shall govern in the event of any conflict between this Agreement and the Plan.

                 (j) Choice of Law. This Agreement shall be construed in accordance with and be governed by the laws of the State of Delaware.

                 (k) Counterparts. This Agreement may be executed in two counterparts each of which shall constitute one and the same instrument.